Exhibit 99.1

2008 investor event

forward-looking statements This presentation includes, and our response to various questions may include, forward-looking statements about the Company’s revenues and earnings and about our future plans and objectives. Any such statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans and operations to vary materially. These risks are discussed in the Company’s filings with the Securities and Exchange Commission.

agenda Introductory Remarks & Strategic Initiative Update National Retail Store Expansion Financial Review Customer Segmentation Field Operations (Retail Stores & Spa) Break Fall Merchandise Overview & Fashion Show Q & A with Management Fall Virtual Store Tour Dan Griesemer, President & CEO Jeffrey Parisian, SVP – Administration Tim Martin, SVP & CFO Tim Dilworth, VP – Marketing Joe Gravitt, VP – Field Operations Georgia Shonk-Simmons, President & CMO Mike Feurer, SVP – Merchandising Operations Kathy McConnell, SVP – Product Development Sandra Smith-Fitzgerald, SVP - Merchandising

introduction & strategic update dan griesemer- president & ceo about the company • Multi-channel specialty retailer of women’s apparel, accessories, and jewelry • Strong brand differentiation • Unique, proprietary merchandise assortment • Exceptional customer service • Attractive customer demographic • Recent results disappointing due to macro-environment and product missteps • Strategic path to profitability • Debt-free balance sheet significant market opportunity more than 40% of the female population falls in our target demographic % of total female population in 2005 6.8% 6.7% 7.1% 7.7% 7.8% 7.2% 6.3% 5.0% 4.0% 3.5% 3.3% 20– 25– 30– 35– 40– 45– 50– 55– 60– 65– 70– 24 29 34 39 44 49 54 59 64 69 74 Source : US Censis Bureau

strategic cornerstones • Return to brand heritage • Restore regular price selling • Improve quality IMPROVE PRODUCT & CUSTOMER EXPERIENCE INJECT CUSTOMER INTO THE DECISION-MAKING PROCESS IMPROVE OPERATING EFFICIENCIES • Selectively open new stores in top locations • Opportunistic leases and tenant allowances PRUDENTLY MANAGE GROWTH • Right-size cost structure • Reduce marketing expenses RESULT: Long-term growth and sustainable profitability • Create one consistent voice for all brand touch points • Engage and connect with her summary • Focused on strategic cornerstones • All actions centered around product and the customer experience • Developed a culture of accountability • Progress reflected across operating divisions • Highly experienced management team • Positioning for long-term growth and maximizing shareholder value closing comments dan griesemer- president & ceo

national retail store expansion jeffrey parisian, svp - administration real estate defined Organizational alignment... • Real Estate • Retail Design & Architecture • Purchasing & Contract Admin. • Retail Construction & Facilities An integrated approach to managing these functions provides a strategic advantage real estate defined Managing a series of processes... • Market Planning/Research • Site-Selection (Deal-Making) Rigorous management of these processes ensures predictability and quality

Markets Competitors Market Share Driving Patterns Demographics Psychographics Sales Transfer Profitability Merchandise Preference Channel Mix Customer Locations Spending Patterns Trade Area Store Size Store Count Store Design Sales Forecasts Real Estate GIS-BI Analytics Industry Knowledge Data & Modeling Information analytic convergence

Opened Aug. 2000

Opened April 2006

Opened Sept 2007

Coldwater Creek Retail Customers

Coldwater Creek Direct Customers

Coldwater Creek Retail Customers

Dallas/Ft. Worth Retail Sales Grid as of July 2008

real estate strategy Key Takeaways . . .

financial overview tim martin, svp & cfo

continued improvement second quarter financial overview Traffic Comp Store Sales SG&A Inventory per square foot Negative high single digits Previous Commentary Current Trend slightly Down ~ 20% Flat with prior year on a dollar basis modest improvement Down ~ 15% slightly

CURRENT July 14, 2008 PREVIOUS May 28, 2008 second quarter guidance Sales Q208 $215 to $239 ($0.09) to ($0.03) Earnings Per Share Q208 $235 to $240 $0.00 to $0.02 ($ in millions, except EPS)

CURRENT July 14, 2008 PREVIOUS May 28, 2008 fiscal year guidance Sales FY08 $1,085 to $1,150 ($0.13) to $0.04 Earnings Per Share FY08 $1,105 to $1,151 ($0.04) to $0.09 Capital expenditures guided to $80.0 million Cash balance at year-end higher than at beginning of 2008 ($ in millions, except EPS)

As of 5/3/08 Cash & Investments $ 62.5 Total Assets Long-Term Debt Stockholders’ Equity Total Capitalization ($ millions) As of 2/2/08 Working Capital $ 74.5 115.8 624.3 0.0 301.9 92.8 640.1 0.0 294.4 strong balance sheet 408.2 576.1 strategic cornerstones • Return to regular priced heritage of the brand • Sourcing • Manage inventory levels IMPROVE PRODUCT & CUSTOMER EXPERIENCE INJECT CUSTOMER INTO THE DECISION-MAKING PROCESS IMPROVE OPERATING EFFICIENCIES • Rigorous real estate process • Chain size of 500 to 550 stores • Focused comp store strategy PRUDENTLY MANAGE GROWTH • ROI marketing • Leverage infrastructure and SG&A • Reduce capital expenditures • Systems and processes RESULT: Mid teens operating margin • Increased conversion leading to higher sales • Improved full price selling customer segmentation tim dilworth, vp - marketing

extensive customer research Research efforts ongoing throughout the year Annual Data Collection Estimates • Approximately 30,000 completed surveys • Over one million data points • Discussions with approximately 500 customers our customer • 45-65 years young • 75% of customers are still actively working • Household income greater than $75,000 for most customers • Family comes first • Actively involved with charitable causes • Diverse interests and hobbies • Major changes in her life are taking place her shopping behavior • Shops 1-2 times per month for a couple of hours each trip • Spends approximately $1500 to $2000 per year on her clothing • Majority of her purchases are at a handful of retailers • Frequents department stores her clothing attitudes • Fit and quality are mandatory • Describes her style as comfortable, classic, and casual • Wants clothing to make her feel more confident, stylish, and classy our relationship with her • Views the brand as friendly and comfortable • Store environment most often described as “welcoming, colorful, comfortable, and organized” • Approximately 80% of our customers are “extremely satisfied” with our customer service • Product is unique, high quality, and versatile product versatility example “It is interesting and would go with black pants or skirt.” “Wear with bright yellow or turquoise.” “Could wear with white jeans, black skirt, white skirt, over a tank dresses or with crops.” “It would be cute with sun dress or plain linen dress.” “I could wear it with everything.”

strong brand affinity • Over 70% of our retail customers would be “extremely likely” to recommend Coldwater Creek to their friends • 85% of our retail customers agree with the statement “I love Coldwater Creek”

Two Key Question Sets • Fashion vs. functional role of clothing • Overall importance of clothing in her life “needs based” customer segmentation

“needs based” customer segments Low Importance High Importance Fashion Need Functional Need Kat “I’m On a Treasure Hunt” • earlier adopter of fashion trends • clothes express her individuality • loves to shop Katherine “Keep me Relevant” • plans wardrobe carefully • late adopter of trends • likes to shop Katie “Get Me In and Out” • clothes secondary to her It’s not about age... It’s about attitude!

internal customer segment utilization • Assortment discussion on how our product serves particular customer groups • Field discussion on how to service different customer groups • Company-wide understanding of the customer we are serving asking her is serving her

national retail store expansion joe gravitt, vp – field operations retail stores Respect for the Customer Respect for Each Other Respect for the Brand

fall merchandise overview georgia shonk-simmons, president & cmo strategic merchandise initiatives Positioning ourselves as her lifestyle destination • Offering a unique assortment • Product designed with an emotional connection • Key items focus intense focus on the product • Return to brand heritage • Fashion and price pyramid • Quality initiatives • Customer input • Integrated testing conservatively managing inventory • Right-size inventory • Reduction in styles and colors • Key item focus new merchandising strategy • New merchandising process • Brand focus • Cross-functional collaboration • Introduction of lifestyle shops fall fashion overview

fall fashion overview

fall fashion overview

fall fashion overview

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